SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

February 15, 2006 (February 15, 2006)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Item 2.02      Results of Operations and Financial Condition
Item 7.01      Regulation FD Disclosure, and

                    On February 13, 2006, Norfolk Southern Corporation issued a press release announcing that its Vice Chairman and Chief Financial Officer and its Executive Vice President - Sales and Marketing are scheduled to address the BB&T Capital Markets 21st Annual Transportation Services Conference at 11:25 a.m. Eastern time on Wednesday, February 15.  The press release advised interested investors that they could listen via a simultaneous webcast at http://www.wsw.com/webcast/bbt8/nsc/.  After the webcast, both presentations will be posted on www.nscorp.com.  A copy of the 2006 Investor Book distributed to Conference participants is attached hereto as Exhibit 99.

                    Statements about future results made in the materials furnished with this Form 8-K as exhibits constitute forward-looking statements that may be identified by the use of words like "believe," "expect," "anticipate" and "project." Forward-looking statements reflect management's good-faith evaluation of information currently available.  However, such statements are dependent on and, therefore, can be influenced by, a number of external variables -- more particularly described and identified in our most recent annual report and quarterly report to the SEC on Forms 10-K and 10-Q -- over which management has little or no control, including: legislative and regulatory developments; competition and consolidation within the transportation industry; domestic and international economic conditions; the business environment in industries that produce and consume rail freight; the operations of carriers with which we interchange; labor difficulties, including strikes and work stoppages; disruptions to our technology infrastructure including our computer systems; natural events such as severe weather, floods, and hurricanes; acts of terrorism or war; fluctuation in prices of key materials, in particular diesel fuel; and changes in securities and capital markets.  Forward-looking statements are not, and should not be relied upon as, a guaranty of future performance or results.  Nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  NS undertakes no obligation to update or revise forward-looking statements.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 SIGNATURES

                                                                      NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                             /s/ Dezora M. Martin
                                                                       _________________________________
                                                                       Name:     Dezora M. Martin
                                                                       Title:        Corporate Secretary

Date:  February 15, 2006

EXHIBIT INDEX

Exhibit
Number          Description

99                    2006 Investor Book.